W236445.1
W236445.1


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 17, 2003
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                                  Eagle Bancorp
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             (Exact name of registrant as specified in its charter)


    United States                     000-29687                       81-0531318
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(State or other jurisdiction        (Commission                (IRS Employer
        of incorporation)            File Number)            Identification No.)


1400 Prospect Avenue,                Helena, MT                         59601
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (406) 442-3080
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          (Former name or former address, if changed since last report)

Item 9.   Regulation FD
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                  The following information is furnished pursuant to this Item 9 and in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

                  On July 17, 2003, Eagle Bancorp announced its earnings for the fourth quarter of the 2003 fiscal year. A copy of the press release dated July 17, 2003, describing fourth quarter earnings is attached as Exhibit 99.



                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        July 17, 2003                      EAGLE BANCORP



                                                  By:     /s/ Peter J. Johnson
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                                                              Peter J. Johnson
                                                             Senior VP/Treasurer


Exhibit No.                Description
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99                         Press release dated July 17, 2003